PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EDT

ENTEGRIS REPORTS RESULTS FOR FOURTH QUARTER OF 2020

•Fourth-quarter revenue of $518 million, increased 21% from prior year
•Fourth-quarter GAAP diluted EPS of $0.63, increased 50%
•Fourth-quarter Non-GAAP diluted EPS of $0.71, increased 29%
•2020 revenue of $1,859 million, increased 17% from prior year
•2020 GAAP diluted EPS of $2.16, increased 16%
•2020 Non-GAAP diluted EPS of $2.54, increased 32%

BILLERICA, Mass., February 2, 2021 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s fourth quarter ended December 31, 2020.
Fourth-quarter sales were $517.6 million, an increase of 21% from the same quarter last year. Fourth-quarter GAAP net income was $86.6 million, or $0.63 per diluted share, which included $11.9 million of amortization of intangible assets and $1.3 million of integration costs. Non-GAAP net income was $97.1 million for the fourth-quarter and non-GAAP earnings per diluted share was $0.71.
Bertrand Loy, Entegris’ president and chief executive officer, said: “Our fourth quarter results capped off a record year in sales, EBITDA and EPS for Entegris. In 2020, our performance above the market accelerated, driven by wins in new technology nodes and overall demand for our products and solutions. This performance showcased the strength of our team’s execution and our highly resilient, differentiated, unit-driven business model. I can’t say enough about how proud I am of the dedication, ingenuity and perseverance our team demonstrated in such a challenging year.”
Mr. Loy added: “We continue to be very optimistic about the long-term fundamentals of the semiconductor market. Accelerating chip demand and a higher amount of wafers produced at the leading edge, provide a great base for attractive secular industry growth. On top of this, at Entegris, we are benefiting from the growing impact to new device architectures of the intersecting themes of process materials and materials purity. We expect these key trends will continue to result in our rapidly expanding served markets and increased Entegris content per wafer.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	December 31, 2020	December 31, 2019	September 26, 2020
Net sales	$517,594	$426,998	$480,987
Operating income	$113,228	$84,085	$106,761
Operating margin - as a % of net sales	21.9%	19.7%	22.2%
Net income	$86,624	$57,438	$79,303
Diluted earnings per common share	$0.63	$0.42	$0.58
Non-GAAP Results
Non-GAAP adjusted operating income	$126,945	$104,647	$121,612
Non-GAAP adjusted operating margin - as a % of net sales	24.5%	24.5%	25.3%
Non-GAAP net income	$97,123	$74,582	$91,460
Diluted non-GAAP earnings per common share	$0.71	$0.55	$0.67

First-Quarter Outlook
For the first quarter ending April 3, 2021, the Company expects sales of $510 million to $525 million, net income of $83 million to $90 million and diluted earnings per common share between $0.61 and $0.66. On a non-GAAP basis, the company expects diluted earnings per common share to range from $0.69 to $0.74, reflecting net income on a non-GAAP basis in the range of $94 million to $101 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers solutions to filter and purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor industry, life sciences and other high-technology industries.

Fourth-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the fourth quarter on Tuesday, February 2, 2021, at 9:00 a.m. Eastern Time. Participants should dial 800-437-2398 or +1 323-289-6576, referencing confirmation code 9608918. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 9608918.

The call can also be accessed live and on-demand from the Entegris website. Go to
https://investor.entegris.com/events-and-presentations and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the third quarter, which may be referred to during the call, will be posted on the Investor Relations section of www.entegris.com Tuesday morning before the call.

Entegris, Inc. - page 2 of 14

ABOUT ENTEGRIS
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, adjusted gross profit, adjusted segment profit, and adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s
Entegris, Inc. - page 3 of 14

filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	December 31, 2020	December 31, 2019	September 26, 2020
Net sales	$517,594	$426,998	$480,987
Cost of sales	286,722	229,362	254,987
Gross profit	230,872	197,636	226,000
Selling, general and administrative expenses	68,170	67,171	71,195
Engineering, research and development expenses	37,558	30,352	36,295
Amortization of intangible assets	11,916	16,028	11,749
Operating income	113,228	84,085	106,761
Interest expense, net	12,133	12,743	12,651
Other (income) expense, net	(5,305)	248	(1,752)
Income before income tax expense	106,400	71,094	95,862
Income tax expense	19,776	13,656	16,559
Net income	$86,624	$57,438	$79,303

Basic earnings per common share:	$0.64	$0.43	$0.59
Diluted earnings per common share:	$0.63	$0.42	$0.58

Weighted average shares outstanding:
Basic	134,945	134,778	134,957
Diluted	136,438	136,470	136,252

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Twelve months ended
	December 31, 2020	December 31, 2019
Net sales	$1,859,313	$1,591,066
Cost of sales	1,009,591	879,413
Gross profit	849,722	711,653
Selling, general and administrative expenses	265,128	284,807
Engineering, research and development expenses	136,057	121,140
Amortization of intangible assets	53,092	66,428
Operating income	395,445	239,278
Interest expense, net	47,814	42,310
Other (income), net	(6,656)	(121,081)
Income before income tax expense	354,287	318,049
Income tax expense	59,318	63,189
Net income	$294,969	$254,860

Basic earnings per common share:	$2.19	$1.89
Diluted earnings per common share:	$2.16	$1.87

Weighted average shares outstanding:
Basic	134,837	135,137
Diluted	136,266	136,568

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$580,893	$351,911
Trade accounts and notes receivable, net	264,392	234,409
Inventories, net	323,944	287,098
Deferred tax charges and refundable income taxes	21,136	24,552
Other current assets	43,892	34,427
Total current assets	1,234,257	932,397
Property, plant and equipment, net	525,367	479,544
Other assets:
Right-of-use assets	45,924	50,160
Goodwill	748,037	695,044
Intangible assets, net	337,632	333,952
Deferred tax assets and other noncurrent tax assets	14,519	11,245
Other	11,960	13,744
Total assets	$2,917,696	$2,516,086
LIABILITIES AND EQUITY
Current liabilities
Long-term debt, current maturities	$—	$4,000
Accounts payable	81,618	84,207
Accrued liabilities	177,012	150,118
Income tax payable	43,996	26,108
Total current liabilities	302,626	264,433
Long-term debt, excluding current maturities	1,085,783	932,484
Long-term lease liability	39,730	43,827
Other liabilities	110,063	109,453
Shareholders’ equity	1,379,494	1,165,889
Total liabilities and equity	$2,917,696	$2,516,086

Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operating activities:
Net income	$86,624	$57,438	$294,969	$254,860
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	21,366	20,352	83,430	74,975
Amortization	11,916	16,028	53,092	66,428
Stock-based compensation expense	6,368	4,714	22,920	19,629
Other	(21,500)	(2,585)	11,605	9,543
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	37,906	27,241	(27,461)	(3,164)
Inventories	3,506	(15,665)	(50,772)	(21,354)
Accounts payable and accrued liabilities	30,086	9,264	40,162	(22,647)
Income taxes payable, refundable income taxes and noncurrent taxes payable	40,485	17,080	28,490	(3,494)
Other	(12,739)	(5,223)	(9,761)	7,522
Net cash provided by operating activities	204,018	128,644	446,674	382,298
Investing activities:
Acquisition of property and equipment	(52,192)	(25,932)	(131,752)	(112,355)
Acquisition of business, net of cash acquired	(767)	(10,996)	(111,912)	(277,369)
Other	73	1,069	338	3,884
Net cash used in investing activities	(52,886)	(35,859)	(243,326)	(385,840)
Financing activities:
Proceeds from short-term borrowings and long-term debt	—	—	617,000	—
Payments of short-term borrowings and long-term debt	—	(2,000)	(468,000)	(4,000)
Payments for dividends	(10,799)	(10,787)	(43,245)	(40,566)
Issuance of common stock	3,839	2,940	8,738	7,291
Taxes paid related to net share settlement of equity awards	(244)	(145)	(24,800)	(8,722)
Repurchase and retirement of common stock	(14,999)	(15,000)	(44,563)	(80,321)
Deferred acquisition payments	—	—	(16,125)	—
Other	—	—	(6,856)	(502)
Net cash (used in) provided by financing activities	(22,203)	(24,992)	22,149	(126,820)
Effect of exchange rate changes on cash and cash equivalents	3,992	1,370	3,485	211
Increase (decrease) in cash and cash equivalents	132,921	69,163	228,982	(130,151)
Cash and cash equivalents at beginning of period	447,972	282,748	351,911	482,062
Cash and cash equivalents at end of period	$580,893	$351,911	$580,893	$351,911

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
Net sales	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
Specialty Chemicals and Engineered Materials	$168,625	$146,747	$150,480	$609,532	$526,519
Microcontamination Control	205,626	169,794	193,541	742,186	633,664
Advanced Materials Handling	151,741	117,455	144,370	538,682	458,290
Inter-segment elimination	(8,398)	(6,998)	(7,404)	(31,087)	(27,407)
Total net sales	$517,594	$426,998	$480,987	$1,859,313	$1,591,066

	Three months ended			Twelve months ended
Segment profit	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
Specialty Chemicals and Engineered Materials	$29,761	$32,822	$32,600	$127,969	$98,327
Microcontamination Control	71,691	57,157	64,915	248,910	194,398
Advanced Materials Handling	34,321	20,686	33,266	111,028	75,173
Total segment profit	135,773	110,665	130,781	487,907	367,898
Amortization of intangibles	11,916	16,028	11,749	53,092	66,428
Unallocated expenses	10,629	10,552	12,271	39,370	62,192
Total operating income	$113,228	$84,085	$106,761	$395,445	$239,278

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
Net sales	$517,594	$426,998	$480,987	$1,859,313	$1,591,066
Gross profit-GAAP	$230,872	$197,636	$226,000	$849,722	$711,653
Adjustments to gross profit:
Integration costs	—	—	—	(1,557)	—
Severance and restructuring costs	—	(12)	—	465	1,336
Charge for fair value mark-up of acquired inventory sold	—	211	229	590	7,544
Adjusted gross profit	$230,872	$197,835	$226,229	$849,220	$720,533

Gross margin - as a % of net sales	44.6%	46.3%	47.0%	45.7%	44.7%
Adjusted gross margin - as a % of net sales	44.6%	46.3%	47.0%	45.7%	45.3%

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
Segment profit-GAAP	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
Specialty Chemicals and Engineered Materials (SCEM)	$29,761	$32,822	$32,600	$127,969	$98,327
Microcontamination Control (MC)	71,691	57,157	64,915	248,910	194,398
Advanced Materials Handling (AMH)	34,321	20,686	33,266	111,028	75,173
Total segment profit	135,773	110,665	130,781	487,907	367,898
Amortization of intangible assets	11,916	16,028	11,749	53,092	66,428
Unallocated expenses	10,629	10,552	12,271	39,370	62,192
Total operating income	$113,228	$84,085	$106,761	$395,445	$239,278

	Three months ended			Twelve months ended
Adjusted segment profit	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
SCEM segment profit	$29,761	$32,822	$32,600	$127,969	$98,327
Integration costs	—	—	—	(1,557)	—
Severance and restructuring costs	155	184	277	1,061	2,846
Charge for fair value write-up of acquired inventory sold	—	(476)	—	235	4,822
SCEM adjusted segment profit	$29,916	$32,530	$32,877	$127,708	$105,995

MC segment profit	$71,691	$57,157	$64,915	$248,910	$194,398
Severance and restructuring costs	167	195	301	1,152	3,896
Charge for fair value write-up of acquired inventory sold	—	687	—	126	2,722
MC adjusted segment profit	$71,858	$58,039	$65,216	$250,188	$201,016

AMH segment profit	$34,321	$20,686	$33,266	$111,028	$75,173
Severance and restructuring costs	121	(379)	213	1,283	3,334
Charge for fair value write-up of acquired inventory sold	—	—	229	229	—
AMH adjusted segment profit	$34,442	$20,307	$33,708	$112,540	$78,507

Unallocated general and administrative expenses	$10,629	$10,552	$12,271	$39,370	$62,192
Unallocated deal and integration costs	(1,300)	(4,323)	(1,902)	(7,096)	(36,096)
Unallocated severance and restructuring costs	(58)	—	(180)	(868)	(2,418)
Adjusted unallocated general and administrative expenses	$9,271	$6,229	$10,189	$31,406	$23,678

Total adjusted segment profit	$136,216	$110,876	$131,801	$490,436	$385,518
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	9,271	6,229	10,189	31,406	23,678
Total adjusted operating income	$126,945	$104,647	$121,612	$459,030	$361,840

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
Net sales	$517,594	$426,998	$480,987	$1,859,313	$1,591,066
Net income	$86,624	$57,438	$79,303	$294,969	$254,860
Net income - as a % of net sales	16.7%	13.5%	16.5%	15.9%	16.0%
Adjustments to net income:
Income tax expense	19,776	13,656	16,559	59,318	63,189
Interest expense, net	12,133	12,743	12,651	47,814	42,310
Other (income) expense, net	(5,305)	248	(1,752)	(6,656)	(121,081)
GAAP - Operating income	113,228	84,085	106,761	395,445	239,278
Operating margin - as a % of net sales	21.9%	19.7%	22.2%	21.3%	15.0%
Charge for fair value write-up of acquired inventory sold	—	211	229	590	7,544
Deal and transaction costs	—	973	642	2,576	26,164
Integration costs	1,300	3,350	1,260	2,963	9,932
Severance and restructuring costs	501	—	971	4,364	12,494
Amortization of intangible assets	11,916	16,028	11,749	53,092	66,428
Adjusted operating income	126,945	104,647	121,612	459,030	361,840
Adjusted operating margin - as a % of net sales	24.5%	24.5%	25.3%	24.7%	22.7%
Depreciation	21,366	20,352	20,777	83,430	74,975
Adjusted EBITDA	$148,311	$124,999	$142,389	$542,460	$436,815
Adjusted EBITDA - as a % of net sales	28.7%	29.3%	29.6%	29.2%	27.5%

Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2020	December 31, 2019	September 26, 2020	December 31, 2020	December 31, 2019
GAAP net income	$86,624	$57,438	$79,303	$294,969	$254,860
Adjustments to net income:
Charge for fair value write-up of inventory acquired	—	211	229	590	7,544
Deal and transaction costs	—	973	642	2,576	26,575
Integration costs	1,300	3,350	1,260	2,963	9,932
Severance and restructuring costs	501	—	971	4,364	12,494
Loss on debt extinguishment	—	1,980	908	2,378	1,980
Versum termination fee, net	—	—	—	—	(122,000)
Amortization of intangible assets	11,916	16,028	11,749	53,092	66,428
Tax effect of legal entity restructuring	—	—	—	—	9,398
Tax effect of adjustments to net income and discrete items[1]	(3,218)	(5,398)	(3,602)	(15,197)	(3,124)
Non-GAAP net income	$97,123	$74,582	$91,460	$345,735	$264,087

Diluted earnings per common share	$0.63	$0.42	$0.58	$2.16	$1.87
Effect of adjustments to net income	$0.08	$0.13	$0.09	$0.37	$0.07
Diluted non-GAAP earnings per common share	$0.71	$0.55	$0.67	$2.54	$1.93
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.
Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

First-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	April 3, 2021
GAAP net income	$83 - $90
Adjustments to net income:
Restructuring and integration costs	2
Amortization of intangible assets	12
Income tax effect	(3)
Non-GAAP net income	$94 - $101

First-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	April 3, 2021
Diluted earnings per common share	$0.61 - $0.66
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.08
Income tax effect	(0.01)
Diluted non-GAAP earnings per common share	$0.69 - $0.74

### END ###

Entegris, Inc. - page 14 of 14